Employee Benefit Plans	12 Months Ended
Jun. 30, 2025
Retirement Benefits [Abstract]
Employee Benefit Plans	Employee Benefit Plans
Eligible employees of the Company participate in an employee retirement plan. Under the Coherent Corp 401(k) Profit Sharing Plan (“Plan”), we match employee contributions to the plan equal to an amount of 50% of employee contributions up to a maximum of 8% of the employee’s individual earnings subject to IRS limitations. Employees become eligible for participation and Company matching contributions on their first day of employment. The Company’s matching contributions (net of forfeitures) during fiscal 2025, 2024 and 2023 were $15 million, $18 million, and $11 million, respectively. In addition, the Plan has a profit sharing retirement plan contribution for eligible U.S. employees of the Company. These contributions are made at the discretion of the Company’s Board of Directors and were $1 million for the year ended June 30, 2025 and $2 million in each of 2024 and 2023.
Switzerland Defined Benefit Plan
The Company maintains a pension plan covering employees of our Swiss subsidiary (the “Swiss Plan”). Employer and employee contributions are made to the Swiss Plan based on various percentages of salary and wages that vary according to employee age and other factors. Employer contributions to the Swiss Plan were $5 million and $4 million for the years ended June 30, 2025 and 2024, respectively. Net periodic pension cost is not material for any year presented.
The underfunded pension liability was $25 million and $17 million as of June 30, 2025 and 2024, respectively. The pension adjustment amount recognized in accumulated other comprehensive income (loss) was a $7 million decrease for both fiscal years ended June 30, 2025 and 2024. The accumulated benefit obligation was $141 million as of June 30, 2025, compared to $106 million as of June 30, 2024.
Other Defined Benefit Plans
As a result of the Coherent, Inc. acquisition on July 1, 2022, we assumed all assets and liabilities of defined benefit plans in the U.S., Germany, South Korea, Japan, Spain, and Italy (“other plans”). As is the customary practice with European and Asian companies, the plans are unfunded, with the exception of the Spanish plan which is partially funded. The U.S. qualified plan is also partially funded. Any new employees hired after January 1, 2007, are not eligible for the U.S. qualified and nonqualified plans. Effective August 31, 2018, both of the U.S. plans were amended to freeze all future compensation benefit accruals. Any new employees hired after 2000 are not eligible for the primary German pension plans. For two of the German plans and the U.S. qualified plan, unrealized gains and losses are recognized as a component of other comprehensive income (loss) within shareholders’ equity. For the other plans, we have elected to recognize all actuarial gains and losses on these plans immediately, as incurred.
Liabilities and expense for pension benefits are determined using actuarial methodologies and incorporate significant assumptions, including the interest rate used to discount the future estimated cash flows, the expected long-term rate of return on plan assets, and several assumptions relating to the employee workforce (salary increases, retirement age, and mortality). All of these assumptions were based upon management’s judgment, considering all known trends and uncertainties. Actual results that differ from these assumptions would impact future expense recognition and the cash funding requirements of our defined benefit plans.
For the other plans, employer contributions in the years ended June 30, 2025 and June 30, 2024 were $3 million and $2 million, respectively, and net periodic pension cost was not material in either year. The underfunded pension liability was $37 million and $34 million as of June 30, 2025 and June 30, 2024, respectively. The pension adjustment amount recognized in accumulated other comprehensive income (loss) was a $1 million increase and a $1 million decrease for the fiscal years ended June 30, 2025 and June 30, 2024, respectively. The accumulated benefit obligation was $47 million and $44 million as of June 30, 2025 and June 30, 2024, respectively.
Estimated future benefit payments under all plans are estimated to be as follows ($000):

Year Ending June 30,
2026	$10,400
2027	9,400
2028	10,100
2029	11,500
2030	12,100
Next five years	66,800